SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: June 24, 2004

                                 telcoBlue, Inc.
                           (Exact Name of Registrant)

           Delaware                                          43-1798970
------------------------                             ---------------------------
(State of Incorporation)                             (I.R.S. Employer ID Number)

                              3166 Custer Dr., #101
                               Lexington, KY 40517
                              ---------------------
           (Address of Principal Executive Offices including Zip Code)

                                  859-245-5252
                                  -------------
                           (Issuer's Telephone Number)

ITEM 8. CHANGES IN REGISTRANT'S FISCAL YEAR END.

(a) (1) On June 24, 2004, Registrant changed its year end from September 30 to December 31. The change will be reflected in the Registrant's third quarter Form 10-QSB.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004

telcoBlue, Inc.


By: /s/ James N. Turek
   --------------------------------
   James N. Turek, President &
     Director


By: /s/ Ed Garstka
   --------------------------------
   Ed Garstka, CFO & Director